Exhibit 99.2

Third Fiscal Quarter 2018 Results May 3, 2018 Royal Gold, Inc.

2 Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to: expected and actual production at Rainy River, Wassa and Prestea and Mount Milligan; near-term growth from potential increased production at Rainy River and new production from Cortez Crossroads and Peñasquito Leach expected in calendar 2018; throughput, recovery and grade improvement at Rainy River; revenue generation at Rainy River organic growth from a diverse portfolio, including recent development and permitting activity, production start-up activity and reserve and production updates at certain properties; the preliminary resource estimate, planned exploration investment and the metallurgical testing and preliminary economic assessment work underway at the Peak Gold JV; long-term optionality associated with potential resource to reserve conversion at Pueblo Viejo, potential development of La Fortuna and successful resolution of Voisey’s Bay royalty litigation; continued delevering through use of cash flow to reduce debt, repayment of the Company’s revolver before June 30, 2018, repayment of convertible bonds maturing in June 2019 using the revolver and cash, liquidity, and positioning for new opportunities; expected stream sales and inventory levels for the fiscal fourth quarter; effective tax rate and depreciation, depletion and amortization forecasts; and statements concerning strong cash flow generation, solid balance sheet, organic growth, robust liquidity, amount and payment of dividends, financial performance and efficient capital structure, and mine life and reserves estimates and forecasts of throughput, recoveries and production from the operators of our stream and royalty interests. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the risks inherent in the operation of mining properties; a decreased price environment for gold and other metals on which our stream and royalty interests are determined; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies; resolution of regulatory and legal proceedings; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; operators’ inability to access sufficient raw materials, water or power; inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects; revisions or inaccuracies in technical reports, reserve, resources and production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements; the liquidity and future financial needs of the Company; economic and market conditions; the impact of future acquisitions and stream and royalty financing transactions; the impact of issuances of additional common stock; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements. Third-party information: Certain information provided in this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third-party information and refers readers to the public reports filed by the operators for information regarding those properties. Cautionary Statement

Today’s Speakers Tony Jensen President and CEO Stefan Wenger CFO and Treasurer 3

Revenue of $116 million, up 8% First sales from Rainy River, higher gold price Reported loss of ($2.35) per share Reflects non-cash charges of $184.9 million, net of tax, primarily related to Pascua-Lama charge Adjusted earnings1 of $0.48 per share, up 32% Cash flow from operations of $105 million, up 37% Volume of 87,300 GEOs2, in line with last year Dividends of $16 million, up 5% Repayment of another $75 million of debt ~$1 billion of liquidity Another solid quarter 4 All period comparisons are to prior year quarter.

Rainy River, Wassa & Prestea, Mount Milligan Recent Portfolio Updates 5 Wassa UG inferred resource more than doubled to 5.2Moz3,7 Wassa UG grade of 4.5 grams per tonne, up 12% in CQ13 Reiterated: 230koz-255koz 2018 gold production expected3,4 Mount Milligan 17.5kptd average throughput in second quarter of operation3 87% average gold recovery achieved April 1-233 Throughput, grade and recovery expected to increase3,4 Rainy River Currently operating at 40ktpd3 Production resumed at both ball mills in March3 2018 guidance: 195-215koz gold, 47-52lbs copper3,4 Mount Milligan Wassa and Prestea

6 Cortez Crossroads Stripping continues, production expected to build in CY193 4.5% NVR & 5% GSR royalty 3.2Moz gold in reserves3,4 Mount Milligan Peñasquito Leach Commissioning carbon pre-flotation has begun3 Progress at 4/25/18: 86% complete3 Expected to add 1Moz gold, 44Moz silver to mine life3,4 Peñasquito Leach Focused on increasing and stabilizing process availability3 Study to increase throughput to 24ktpd from 21kptd3 Expected to become a Top 10 revenue generator for RGLD3,4 Rainy River Near-term growth

Development/permitting activity at: Back River (1.95% and 2.35% NSR after threshold production achieved) Production startup activity at: LaRonde Zone 5 (2% NSR) to begin CQ3 2018 Reserve & production updates include: Wharf (0-2% NSR) reserves up 36% South Laverton (1.5% NSR) reserves up 39% Marigold (2% NSR) reserves up 3.6% on our area of interest Dolores (3.25% NSR gold, 2% NSR silver) CY18 gold production guidance up 35%, silver up 6% Gwalia (1.5% NSR) reserves up 24% Leeville (1.8% NSR) reserves up 23% on our area of interest Twin Creeks (2% GPR6- gold) reserves up 45% on our area of interest Organic Growth from our Diverse Portfolio 7 Updates from our portfolio3 of 192 total assets (39 operating & 22 development)

Peak Gold Joint Venture Gold-silver-copper skarn deposit with a strong grade profile, near surface and near existing infrastructure Royal Gold holds 2% and 3% NSR royalties over certain areas and is managing partner of the Peak Gold JV Preliminary M&I resource estimate7,8 of 11.3 million tonnes grading 3.46 g/t ~$9.1m JV exploration investment planned for calendar 2018 Metallurgical testing underway PEA in process 8 Royal Gold holds a 3.0% net smelter return (“NSR”) royalty over the area of the Tetlin lease and certain State of Alaska mining claims and a 2.0% NSR royalty over certain other State of Alaska mining claims held by Peak Gold. Peak Gold JV holds a 675,000 acre lease with the Native Village of Tetlin and approximately 174,900 acres of state mining claims.

Long-Term Optionality

NASDAQ: RGLD


Pueblo Viejo

- Pre-oxidation heap leach & flotation concentrate[3]
- Potential ~7Moz resource to reserve conversion(100%)[3]
- 2017 scoping study followed by 2018 PFS[3,4]


Pipelines
Transmision lines
Transport System and Services
Road
Desal Plant
Port
Tailings
Energy
Pipelines: water
Mine and mill
Transport system and Services
Mine
NuevaUnión

- 1.4% NSR on gold and copper on ~30% of La Fortuna[3]
- PFS recently completed, feasibility expected in H2 2019[3]
- La Fortuna expected to produce in years 4-18[3]


Voisey's Bay

- 2.7% NSR on all metals
- Reported 2017 production of 52kt Ni, 34kt Cu, 1.8kt Co[3]
- Trial set to begin in September 2018 in St. John's

RoyalGold,Inc | 9

$75m Repaid Mar, 2018 10 Net Debt/EBITDA9 1.0x at 3-31-18 Focus on using cash flow to reduce debt, paid another $75m in March At current metals prices and assuming no changes to portfolio, we expect to: Repay the $75 million outstanding on our revolver before June 30, 2018 Repay principal of our $370 million bonds maturing June 2019 using RCF & cash Be positioned to pursue new opportunities Date Item ($USD millions) March 31, 2018 Undrawn Revolver $925m March 31, 2018 Working Capital $108m March 31, 2018 Total Liquidity $1,033m $45m Repaid Mar, 2017 $50m Repaid June, 2017 $50m Repaid Dec, 2017 $50m Repaid Sept, 2017 Delevering continues

FQ3 effective tax rate was 22.9% FQ3 ending inventory 26,000 gold ounces and 659,000 silver ounces Reflects deliveries received in late March FQ4 stream sales expected to be to be in-line with FQ3, as inventory is expected to be reduced according to our routine sales procedures and offsetting lower expected deliveries from Mount Milligan FY18 effective tax rate forecast range is 17-23% (down from 20% - 25%) Subject to any final revisions to our preliminary calculations on tax return FY18 DD&A forecast range is $450 - $470 per GEO Q3FY18 Results and Outlook 11

Strong cash flow generation Solid balance sheet Organic growth Robust liquidity

Streams (at April 30, 2018) Operator Mine Metal RGLD interest until RGLD interest until RGLD interest until RGLD pays (per unit) until RGLD pays (per ounce) until Reserve Remaining Mine Life (Years) CY2018 Operator Production Guidance (oz/lbs)2 Centerra Gold Mount Milligan Gold 35% LOM (life of mine) - - - - $435 LOM - - 20 195,000-215,000 Centerra Gold Mount Milligan Copper 18.75% LOM - - - - 15% of spot LOM - - 20 47,000-52,000 Barrick Pueblo Viejo Gold 7.50% 990koz 3.75% remaining LOM - - 30% of spot 550koz 60% of spot remaining LOM 25+ 585,000-615,000 Barrick Pueblo Viejo Silver 75% at fixed 70% recovery 50Moz 37.50% remaining LOM - - 30% of spot 23.1Moz 60% of spot - 25+ Not provided New Gold5 Rainy River Gold 6.50% 230koz 3.25% remaining LOM - - 25% of spot - - - 14 310,000-350.000 New Gold Rainy River Silver 60% 3.1Moz 30% remaining LOM - - 25% of spot - - - 14 Not provided Teck Andacollo Gold 100% 900koz 50% remaining LOM - - 15% of spot - - - 17 Not provided Golden Star Wassa/ Prestea Gold 10.5% 240koz 5.50% Remaining LOM - - 20% of spot 240koz 30% of spot thereafter 10 230,000-255,000 Key Royalties1 (at January 1, 2018) RGLD interest Until Goldcorp Peñasquito Gold Silver Lead Zinc 2.00% LOM 10 310,000 (gold) Barrick Cortez Gold Various LOM 12 TBA Agnico-Eagle & Yamana Malartic Gold 1-1.5% LOM 10 650,000 Newmont Leeville Gold 1.80% LOM 11 Not available KGHM Robinson Gold Copper 3.00% LOM 5 Not available Kirkland Lake Holt Gold 0.00013 x the gold price LOM 8 Not available Alamos Gold Mulatos Gold 1-5% capped; expect to reach in ~2019 2 150,000-160,000 Portfolio of Assets Diverse, Long Lived Properties 1 Includes largest royalties by revenue. An additional 28 royalties from producing mines in Royal Gold’s portfolio not shown. 2 Production estimates are received from our operators and there can be no assurance that production estimates received from our operators will be achieved. Please refer to our cautionary language regarding forward-looking statements on slide 2, as well as the Risk Factors identified in Part I, Item 1A, of our Fiscal 2017 10-K for information regarding factors that could affect actual results. 13

Adjusted EPS is a non-GAAP measure. Please see slide 15 for reconciliation. Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the same period. Information has been provided to the Company by the operators of those properties or is publicly available information filed by those operators. Reserves information shown is as of December 31, 2017. References to portfolio reflect total property interests at May 2, 2018. Please see slide 2. Please see slide 13 for further information on Royal Gold’s royalty and streaming interests. New Gold expects to deliver 21.5koz gold and 185koz silver to Royal Gold from calendar 2018 production (January 16, 2018). GPR is a gross proceeds royalty, which is a royalty paid on contained ounces, rather than recovered ounces. The U.S. Securities and Exchange Commission does not recognize the term “resource.” “Resources” are not reserves under the SEC’s regulations, but are categorized under the securities law regulations of certain foreign jurisdictions in order of increasing geological confidence into “inferred resources,” “indicated resources” and “measured resources.” Investors are cautioned that resources cannot be classified as reserves unless and until it is demonstrated that they may be legally and economically extracted and produced and, as a result, they should not assume that all or any part of mineralized material in any of these categories will ever be converted into reserves. Peak Gold resource of 1.3Moz was calculated at $1,400/oz. Adjusted EBITDA is a non-GAAP measure. Please see page 16 for reconciliation. Endnotes 14

Adjusted Net Income (Loss) Reconciliation 15 Non-GAAP Financial Measures Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles (“GAAP”). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Adjusted Net (Loss) Income Reconciliation Management of the Company uses adjusted net income (loss) to evaluate the Company’s operating performance, and for planning and forecasting future business operations. The Company believes the use of adjusted net income (loss) allows investors and analysts to understand the results relating to receipt of revenue from its royalty interests and purchase and sale of gold from its streaming interests by excluding certain items that have a disproportionate impact on our results for a particular period. The net income (loss) adjustments are presented net of tax generally at the Company’s statutory effective tax rate. Management’s determination of the components of adjusted net income (loss) are evaluated periodically and based, in part, on a review of non-GAAP financial measures used by mining industry analysts. Net income (loss) attributable to Royal Gold stockholders is reconciled to adjusted net income (loss) as follows: Adjusted Net Income (Loss) Reconciliation: Three Months Ended Nine Months Ended March 31, March 31, (Unaudited, in thousands) (Unaudited, in thousands) 2018 2017 2018 2017 Net (loss) income attributable to Royal Gold common stockholders (153,650) $ 23,661 $ (139,786) $ 81,509 $ Preliminary impacts of U.S. tax legislation — — 26,400 — Income tax foreign currency election 132 — 16,032 — Increase in uncertain tax positions 5,925 — 5,925 — Impairments royalty interests, net of tax 178,856 — 178,856 — Adjusted net income attributable to Royal Gold common stockholders 31,263 $ 23,661 $ 87,427 $ 81,509 $ Net (loss) income attributable to Royal Gold common stockholders per basic share (2.35) $ 0.36 $ (2.14) $ 1.25 $ Preliminary impacts of U.S. tax legislation — — 0.40 — Income tax foreign currency election — — 0.25 — Increase in uncertain tax positions 0.09 — 0.09 — Impairments royalty interests, net of tax 2.74 — 2.74 — Adjusted net income attributable to Royal Gold common stockholders per basic share 0.48 $ 0.36 $ 1.34 $ 1.25 $ Net (loss) income attributable to Royal Gold common stockholders per diluted share (2.35) $ 0.36 $ (2.14) $ 1.25 $ Preliminary impacts of U.S. tax legislation — — 0.40 — Income tax foreign currency election — — 0.25 — Increase in uncertain tax positions 0.09 — 0.09 — Impairments royalty interests, net of tax 2.74 — 2.74 — Adjusted net income attributable to Royal Gold common stockholders per diluted share 0.48 $ 0.36 $ 1.34 $ 1.25 $

Adjusted EBITDA Reconciliation 16 Adjusted EBITDA is defined by the Company as net income (loss) plus depreciation, depletion and amortization, non-cash charges, income tax expense, interest and other expense, and any impairment of mining assets, less non-controlling interests in operating loss (income) of consolidated subsidiaries, interest and other income, and any royalty portfolio restructuring gains or losses. Other companies may define and calculate this measure differently. Adjusted EBITDA identifies the cash generated in a given period that will be available to fund the Company's future operations, growth opportunities, shareholder dividends and to service the Company's debt obligations. This information differs from measures of performance determined in accordance with U.S. GAAP and should not be considered in isolation or as a substitute for measures of performance determined in accordance with U.S. GAAP. See the table below for a reconciliation of net income to Adjusted EBITDA. Three Months Ended Nine Months Ended March 31, March 31, (Unaudited, in thousands) (Unaudited, in thousands) 2018 2017 2018 2017 Net (loss) income (154,118) $ 21,531 $ (143,359) $ 75,588 $ Depreciation, depletion and amortization 39,679 40,164 121,380 119,785 Non-cash employee stock compensation 1,563 314 5,958 6,758 Impairments of royalty interests 239,364 — 239,364 — Interest and other, net 6,513 7,928 22,530 17,012 Income tax (benefit) expense (45,859) 6,492 10,044 18,724 Non-controlling interests in operating loss of consolidated subsidiaries 468 2,130 3,573 7,205 Adjusted EBITDA 87,610 $ 78,559 $ 259,490 $ 245,072 $

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